EXHIBIT 99.1

PROS HOLDINGS, INC. REPORTS FOURTH QUARTER AND
FULL YEAR 2024 FINANCIAL RESULTS

•Total revenue of $85.0 million in the fourth quarter, up 10% year-over-year.
•Subscription revenue of $69.3 million in the fourth quarter, up 14% year-over-year.
•Subscription gross margin of 79% and non-GAAP subscription gross margin of 81% in the fourth quarter, an improvement of more than 270 basis points year-over-year.
•Operating cash flow of $24.0 million in the fourth quarter, up 73% year-over-year.

HOUSTON – February 6, 2025 — PROS Holdings, Inc. (NYSE: PRO), a leading provider of AI-powered SaaS pricing and selling solutions, today announced financial results for the fourth quarter and full year ended December 31, 2024.

“I’m incredibly proud of our team for finishing the year strong – in 2024, we achieved 14% subscription revenue growth, delivered a 400% improvement in adjusted EBITDA, won exceptional new customers, and deepened our relationships across our expanding customer base,” stated CEO Andres Reiner. “These results, combined with being ranked a Leader in every key industry analyst evaluation specific to our solutions, highlight our market momentum and position us for continued growth in 2025 and beyond.”

Fourth Quarter and Full Year 2024 Financial Highlights

Key financial results for the fourth quarter and full year 2024 are shown below. Throughout this press release all dollar figures are in millions, except net earnings (loss) per share. Unless otherwise noted, all results are on a reported basis and are compared with the prior-year period.

	GAAP			Non-GAAP
	Q4 2024	Q4 2023	Change	Q4 2024	Q4 2023	Change
Revenue:
Total Revenue	$85.0	$77.5	10%	n/a	n/a	n/a
Subscription Revenue	$69.3	$60.8	14%	n/a	n/a	n/a
Subscription and Maintenance Revenue	$72.4	$65.2	11%	n/a	n/a	n/a
Profitability:
Gross Profit	$57.6	$48.7	18%	$59.4	$50.8	17%
Operating (Loss) Income	$(1.6)	$(10.6)	$9.0	$9.9	$1.5	580%
Net (Loss) Income	$(2.0)	$(10.2)	$8.2	$7.5	$1.1	608%
Net (Loss) Earnings Per Share	$(0.04)	$(0.22)	$0.18	$0.16	$0.02	$0.14
Adjusted EBITDA	n/a	n/a	n/a	$10.9	$2.5	333%
Cash:
Net Cash Provided by Operating Activities	$24.0	$13.8	73%	n/a	n/a	n/a
Free Cash Flow	n/a	n/a	n/a	$23.5	$13.6	73%

	GAAP			Non-GAAP
	FY 2024	FY 2023	Change	FY 2024	FY 2023	Change
Revenue:
Total Revenue	$330.4	$303.7	9%	n/a	n/a	n/a
Subscription Revenue	$266.3	$234.0	14%	n/a	n/a	n/a
Subscription and Maintenance Revenue	$279.8	$254.0	10%	n/a	n/a	n/a
Subscription Annual Recurring Revenue ("ARR")	n/a	n/a	n/a	$281.5	$259.0	9%
Subscription ARR in constant currency	n/a	n/a	n/a	$283.7	$259.0	10%
Profitability:
Gross Profit	$217.0	$188.4	15%	$224.9	$197.7	14%
Operating (Loss) Income	$(19.0)	$(50.6)	$31.6	$26.4	$1.5	1,641%
Net (Loss) Income	$(20.5)	$(56.4)	$35.9	$19.3	$2.2	761%
Net (Loss) Earnings Per Share	$(0.43)	$(1.22)	$0.79	$0.41	$0.05	$0.36
Adjusted EBITDA	n/a	n/a	n/a	$30.0	$6.0	400%
Cash:
Net Cash Provided by Operating Activities	$27.4	$9.9	177%	n/a	n/a	n/a
Free Cash Flow	n/a	n/a	n/a	$26.2	$11.4	130%
The attached table provides a summary of PROS results for the period, including a reconciliation of GAAP to non-GAAP metrics.

Recent Business Highlights

•Welcomed many new customers who are adopting the PROS Platform such as Arco, BradyPLUS, Cooper Machinery, Fastjet, HBK, Pipeline Packaging, and Werner Electric, among others.

•Expanded adoption of the PROS Platform within existing customers including Adobe, Air Canada, Averitt, BASF, Flydubai, Henkel, Hertz, Holcim, Lufthansa Group, and Manitou, among others.

•Earned recognition as a Leader in the 2025 Gartner® Magic Quadrant™ for Configure, Price, and Quote (CPQ) Applications for the third time, achieving PROS highest leadership ranking in the evaluation to date, a testament to PROS leadership in innovation and expanding market presence.

•Received the Leader designation in the IDC MarketScape: Worldwide Configure Price Quote (CPQ) Applications for Commerce 2024-2025, in recognition of PROS AI-driven innovations including our advanced pricing capabilities and seamless ecosystem integrations.

•Received the IDC 2024 CX CPQ Customer Satisfaction Award, ranking among the highest in a survey from 2,500 organizations globally across approximately 40 customer satisfaction metrics, with recognition for ease of implementation and user experience.

•Released over 560 new features in the PROS Platform in 2024 that drove new customer acquisition and customer expansion throughout the year, including new solutions such as Smart Rebate Management and generative AI-powered Fare Finder Genie.

•Processed 4.4 trillion transactions in our platform in 2024, a 29% increase in volume year-over-year, underscoring the PROS Platform's significant market value and increasing customer adoption.

Financial Outlook

PROS currently anticipates the following based on an estimated 47.9 million diluted weighted average shares outstanding for the first quarter of 2025 and a 22% non-GAAP estimated tax rate for the first quarter and full year 2025.

	Q1 2025 Guidance	v. Q1 2024 at Mid-Point	Full Year 2025 Guidance	v. Prior Year at Mid-Point
Total Revenue	$85.0 to $86.0	6%	$360.0 to $362.0	9%
Subscription Revenue	$70.25 to $70.75	10%	$294.0 to $296.0	11%
Subscription ARR	n/a	n/a	$308.0 to $311.0	10%
Non-GAAP Earnings Per Share	$0.10 to $0.12	$0.07	n/a	n/a
Adjusted EBITDA	$7.5 to $8.5	74%	$42.0 to $44.0	43%
Free Cash Flow	n/a	n/a	$40.0 to $44.0	61%
Conference Call
In conjunction with this announcement, PROS Holdings, Inc. will host a conference call on Thursday, February 6, 2025, at 4:45 p.m. ET to discuss the Company’s financial results and business outlook. To access this call, dial 1-877-407-9039 (toll-free) or 1-201-689-8470. The live and archived webcasts of this call can be accessed under the “Investor Relations” section of the Company’s website at www.pros.com.

A telephone replay will be available until Thursday, February 13, 2025, 11:59 PM ET at 1-844-512-2921 (toll-free) or 1-412-317-6671 using the pass code 13750860.

About PROS

PROS Holdings, Inc. (NYSE: PRO) is a leading provider of AI-powered SaaS pricing and selling solutions. Our vision is to optimize every shopping and selling experience. With 40 years of industry expertise and a proven track record of success, PROS helps B2B and B2C companies across the globe, in a variety of industries, including airlines, manufacturing, distribution, and services, drive profitable growth. The PROS Platform leverages AI to provide real-time predictive insights that enable businesses to drive revenue and margin improvements. To learn more about PROS and our innovative SaaS solutions, please visit our website at www.pros.com.

Forward-looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about our financial outlook; expectations; ability to achieve future growth and profitability goals; management's confidence and optimism; positioning; customer successes; demand for our software solutions; pipeline; business expansion; revenue; subscription revenue; subscription ARR; non-GAAP earnings (loss) per share; adjusted EBITDA; free cash flow; shares outstanding and effective tax rate. The forward-looking statements contained in this press release are based upon our historical performance and our current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include, among others, risks related to: (a) cyberattacks, data breaches and breaches of security measures within our products, systems and infrastructure or products, systems and infrastructure of third parties upon whom we rely, (b) the macroeconomic environment and geopolitical uncertainty and events, (c) increasing business from customers, maintaining subscription renewal rates and capturing customer IT spend, (d) managing our growth and profit objectives effectively, (e) disruptions from our third party data center, software, data, and other unrelated service providers, (f) implementing our solutions, (g) cloud operations, (h) intellectual property and third-party software, (i) acquiring and integrating businesses and/or technologies, (j) catastrophic events, (k) operating globally, including economic and commercial disruptions, (l) potential downturns in sales and lengthy sales cycles, (m) software innovation, (n) competition, (o) market acceptance of our software innovations, (p) maintaining our corporate culture, (q) personnel risks including loss of any key employees and competition for talent, (r) expanding and training our direct and indirect sales force, (s) evolving data privacy, cyber security, data localization and AI laws, (t) the rapid adoption, evolution, and understanding of AI, (u) our debt repayment obligations, (v) the timing of revenue recognition and cash flow from operations, and (w) returning to profitability. Additional information relating to the risks and uncertainties affecting our business is contained in our filings with the SEC. These forward-looking statements represent our expectations as of the date hereof.

Subsequent events may cause these expectations to change, and PROS disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

PROS has provided in this release certain non-GAAP financial measures, including non-GAAP gross profit and margin, non-GAAP subscription margin, non-GAAP income (loss) from operations or non-GAAP operating income (loss), subscription annual recurring revenue, adjusted EBITDA, free cash flow, non-GAAP tax rate, non-GAAP net income (loss), and non-GAAP earnings (loss) per share. PROS uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating PROS ongoing operational performance and cloud transition. Non-GAAP gross margin can be compared to gross margin which can be calculated from the condensed consolidated statements of income (loss) by dividing gross profit by total revenue. Non-GAAP gross margin is similarly calculated but first adds back to gross profit the portion of certain of the non-GAAP adjustments described below attributable to cost of revenue. Non-GAAP subscription margin can be compared to subscription margin which can be calculated from the condensed consolidated statements of income (loss) by dividing subscription gross profit (subscription revenue minus subscription cost) by subscription revenue. Non-GAAP subscription margin is similarly calculated but first subtracts out from subscription cost the portion of certain of the non-GAAP adjustments described below attributable to cost of subscription. These items and amounts are presented in the Supplemental Schedule of Non-GAAP Financial Measures.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure as detailed above. A reconciliation of GAAP financial measures to the non-GAAP financial measures has been provided in the tables included as part of this press release, and can be found, along with other financial information, in the investor relations portion of our website. PROS use of non-GAAP financial measures may not be consistent with the presentations by similar companies in PROS industry. PROS has also provided in this release certain forward-looking non-GAAP financial measures, including non-GAAP income (loss) from operations, subscription annual recurring revenue, non-GAAP earnings (loss) per share, adjusted EBITDA, free cash flow, non-GAAP tax rates, and calculated billings (collectively the "non-GAAP financial measures") as follows:

Non-GAAP income (loss) from operations: Non-GAAP income (loss) from operations excludes the impact of share-based compensation, amortization of acquisition-related intangibles and severance. Non-GAAP income (loss) from operations excludes the following items from non-GAAP estimates:
•Share-Based Compensation: Although share-based compensation is an important aspect of compensation for our employees and executives, our share-based compensation expense can vary because of changes in our stock price and market conditions at the time of grant, varying valuation methodologies, and the variety of award types. Since share-based compensation expense can vary for reasons that are generally unrelated to our performance during any particular period, we believe this could make it difficult for investors to compare our current financial results to previous and future periods. Therefore, we believe it is useful to exclude share-based compensation in order to better understand our business performance and allow investors to compare our operating results with peer companies.
•Amortization of Acquisition-Related Intangibles:  We view amortization of acquisition-related intangible assets, such as the amortization of the cost associated with an acquired company's research and development efforts, trade names, customer lists and customer relationships, as items arising from pre-acquisition activities determined at the time of an acquisition. While these intangible assets are continually evaluated for impairment, amortization of the cost of purchased intangibles is a static expense, one that is not typically affected by operations during any particular period.
•Severance: Severance related to costs incurred as the Company reprioritized its investments to focus on supporting key growth areas of its business. As a result of this reprioritization, the Company incurred severance, employee benefits, outplacement and related costs. These amounts are unrelated to our core performance during any particular period, and therefore, we believe it is useful to exclude these amounts in order to better understand our business performance and allow investors to compare our results with peer companies.
Non-GAAP earnings (loss) per share: Non-GAAP net income (loss) excludes the items listed above as excluded from non-GAAP income (loss) from operations and also excludes amortization of debt premium and issuance costs, (gain) loss on equity investments, net, loss on derivatives, loss on debt extinguishment and the taxes related to these items and the items excluded from non-GAAP income (loss) from operations. Estimates of non-GAAP earnings (loss) per share are calculated by dividing estimates for non-GAAP net income (loss) by our estimate of weighted average shares outstanding for the future period. In addition to the items listed above as excluded from non-GAAP income (loss) from operations, non-GAAP net income (loss) excludes the following items from non-GAAP estimates:
•Amortization of Debt Premium and Issuance Costs: Amortization of debt premium and issuance costs are related to our convertible notes. These amounts are unrelated to our core performance during any particular period, and therefore, we believe it is useful to exclude these amounts in order to better understand our business performance and allow investors to compare our results with peer companies.
•(Gain) Loss on Equity Investments, net: (Gain) loss on equity investments, net relate to observable price changes for equity investments without a readily determinable fair value identified during the quarter ended December 31, 2023, including other-than temporary loss. These amounts are unrelated to our core performance during any particular period, and therefore, we believe it is useful to exclude these amounts in order to better understand our business performance and allow investors to compare our results with peer companies.
•Loss on Derivatives: Loss on derivatives relates to mark to market features identified as part of the exchange of certain of our convertible notes (the "Exchange") and related capped call, non-recurring transactions, during the quarter ended September 30, 2023. These amounts are unrelated to our core performance during any particular period, and therefore, we believe it is useful to exclude these amounts in order to better understand our business performance and allow investors to compare our results with peer companies.
•Loss on Debt Extinguishment: Loss on debt extinguishment relates to the Exchange, a non-recurring transaction, during the quarter ended September 30, 2023. These amounts are unrelated to our core performance during any particular period, and therefore, we believe it is useful to exclude these amounts in order to better understand our business performance and allow investors to compare our results with peer companies.
•Taxes: We exclude the tax consequences associated with non-GAAP items to provide investors with a useful comparison of our operating results to prior periods and to our peer companies because such amounts can vary significantly. In the fourth quarter of 2014, we concluded that it is more likely than not that we will be unable to fully realize our deferred tax assets and accordingly, established a valuation allowance against those assets. The ongoing impact of the valuation allowance on our non-GAAP effective tax rate has been eliminated to allow investors to better understand our business performance and compare our operating results with peer companies.

Subscription Annual Recurring Revenue: Subscription Annual Recurring Revenue ("subscription ARR") is used to assess the trajectory of our cloud business. Subscription ARR means, as of a specified date, the contracted subscription revenue, including contracts with a future start date, together with annualized overage fees incurred above contracted minimum transactions. Subscription ARR should be viewed independently of revenue and any other GAAP measure.
Non-GAAP Tax Rate: The estimated non-GAAP effective tax rate adjusts the tax effect to quantify the impact of the excluded non-GAAP items.
Adjusted EBITDA: Adjusted EBITDA is defined as GAAP net income (loss) before interest expense, provision for income taxes, depreciation and amortization, as adjusted to eliminate the effect of stock-based compensation cost, severance, amortization of acquisition-related intangibles, depreciation and amortization, and capitalized internal-use software development costs. Adjusted EBITDA should not be considered as an alternative to net income (loss) as an indicator of our operating performance.
Free Cash Flow: Free cash flow is a non-GAAP financial measure which is defined as net cash provided by (used in) operating activities, excluding severance payments, less capital expenditures and capitalized internal-use software development costs.
Calculated Billings: Calculated billings is defined as total subscription, maintenance and support revenue plus the change in recurring deferred revenue in a given period.
These non-GAAP estimates are not measurements of financial performance prepared in accordance with GAAP, and we are unable to reconcile these forward-looking non-GAAP financial measures to their directly comparable GAAP financial measures because the information described above which is needed to complete a reconciliation is unavailable at this time without unreasonable effort.

Investor Contact:
PROS Investor Relations
Belinda Overdeput
713-335-5879
ir@pros.com

PROS Holdings, Inc.
Condensed Consolidated Balance Sheets
(In thousands, except share and per share amounts)
(Unaudited)

	December 31, 2024	December 31, 2023
Assets:
Current assets:
Cash and cash equivalents	$161,983	$168,747
Trade and other receivables, net of allowance of $922 and $574, respectively	64,982	49,058
Deferred costs, current	4,634	4,856
Prepaid and other current assets	7,517	12,013
Total current assets	239,116	234,674
Restricted cash	10,000	10,000
Property and equipment, net	19,745	23,051
Operating lease right-of-use assets	16,066	14,801
Deferred costs, noncurrent	11,515	10,292
Intangibles, net	7,044	11,678
Goodwill	107,278	107,860
Other assets, noncurrent	9,138	9,477
Total assets	$419,902	$421,833
Liabilities and Stockholders’ (Deficit) Equity:
Current liabilities:
Accounts payable and other liabilities	$8,589	$3,034
Accrued liabilities	14,085	13,257
Accrued payroll and other employee benefits	27,117	32,762
Operating lease liabilities, current	6,227	5,655
Deferred revenue, current	130,977	120,955
Current portion of convertible debt, net	—	21,668
Total current liabilities	186,995	197,331
Deferred revenue, noncurrent	5,438	3,669
Convertible debt, net, noncurrent	270,797	272,324
Operating lease liabilities, noncurrent	23,870	25,118
Other liabilities, noncurrent	1,505	1,264
Total liabilities	488,605	499,706
Stockholders' (deficit) equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued	—	—
Common stock, $0.001 par value, 75,000,000 shares authorized; 52,083,732 and 51,184,584 shares issued, respectively; 47,403,009 and 46,503,861 shares outstanding, respectively	52	51
Additional paid-in capital	634,212	604,084
Treasury stock, 4,680,723 common shares, at cost	(29,847)	(29,847)
Accumulated deficit	(667,727)	(647,252)
Accumulated other comprehensive loss	(5,393)	(4,909)
Total stockholders’ (deficit) equity	(68,703)	(77,873)
Total liabilities and stockholders’ (deficit) equity	$419,902	$421,833

PROS Holdings, Inc.
Condensed Consolidated Statements of Loss
(In thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Revenue:
Subscription	$69,255	$60,764	$266,272	$234,024
Maintenance and support	3,153	4,460	13,494	19,958
Total subscription, maintenance and support	72,408	65,224	279,766	253,982
Services	12,561	12,260	50,606	49,726
Total revenue	84,969	77,484	330,372	303,708
Cost of revenue:
Subscription	14,229	14,550	57,882	57,212
Maintenance and support	1,716	1,776	7,027	7,703
Total cost of subscription, maintenance and support	15,945	16,326	64,909	64,915
Services	11,434	12,410	48,420	50,398
Total cost of revenue	27,379	28,736	113,329	115,313
Gross profit	57,590	48,748	217,043	188,395
Operating expenses:
Selling and marketing	21,755	21,175	88,048	92,389
Research and development	22,445	23,018	89,725	89,361
General and administrative	14,957	15,164	58,292	57,247
Loss from operations	(1,567)	(10,609)	(19,022)	(50,602)
Convertible debt interest and amortization	(1,125)	(1,233)	(4,596)	(5,882)
Other income, net	1,145	2,109	4,457	1,063
Loss before income tax provision	(1,547)	(9,733)	(19,161)	(55,421)
Income tax provision	420	462	1,314	933
Net loss	$(1,967)	$(10,195)	$(20,475)	$(56,354)

Net loss per share:
Basic and diluted	$(0.04)	$(0.22)	$(0.43)	$(1.22)
Weighted average number of shares:
Basic and diluted	47,349	46,370	47,116	46,155

PROS Holdings, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Operating activities:
Net loss	$(1,967)	$(10,195)	$(20,475)	$(56,354)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	1,932	2,406	8,303	10,707
Amortization of debt premium and issuance costs	(307)	(233)	(1,203)	861
Share-based compensation	10,535	10,768	40,754	42,357
Deferred income tax, net	(11)	(63)	(11)	(63)
Provision for credit losses	247	(107)	299	(19)
Gain on lease modification	—	—	(697)	—
Loss on disposal of assets	10	6	784	57
(Gain) loss on equity investments, net	—	(828)	—	(828)
Loss on derivatives	—	146	—	4,489
Loss on debt extinguishment	—	—	—	1,779
Changes in operating assets and liabilities:
Trade and other receivables	(16,999)	674	(16,211)	(899)
Deferred costs	(1,011)	(1,055)	(1,001)	(351)
Prepaid expenses and other assets	3,741	(1,378)	4,899	(1,347)
Operating lease right-of-use assets and liabilities	(288)	(1,100)	(2,126)	(2,786)
Accounts payable and other liabilities	3,940	(1,664)	6,131	(5,039)
Accrued liabilities	711	(766)	1,798	723
Accrued payroll and other employee benefits	4,243	9,192	(5,663)	8,950
Deferred revenue	19,237	8,041	11,802	7,640
Net cash provided by operating activities	24,013	13,844	27,383	9,877
Investing activities:
Purchases of property and equipment	(497)	(375)	(1,166)	(2,543)
Capitalized internal-use software development costs	—	(48)	(58)	(48)
Investment in equity securities, net	118	—	5	(113)
Net cash used in investing activities	(379)	(423)	(1,219)	(2,704)
Financing activities:
Proceeds from employee stock plans	—	—	2,079	2,170
Tax withholding related to net share settlement of stock awards	(1,408)	(2,468)	(12,704)	(9,299)
Debt issuance costs related to convertible debt	—	(2,198)	—	(2,198)
Purchase of Capped Call	—	578	—	(22,193)
Repayment of convertible debt	—	—	(21,713)	—
Debt issuance costs related to Credit Agreement	—	—	—	(837)
Net cash used in financing activities	(1,408)	(4,088)	(32,338)	(32,357)
Effect of foreign currency rates on cash	(807)	334	(590)	304
Net change in cash, cash equivalents and restricted cash	21,419	9,667	(6,764)	(24,880)
Cash, cash equivalents and restricted cash:
Beginning of period	150,564	169,080	178,747	203,627
End of period	$171,983	$178,747	$171,983	$178,747

Reconciliation of cash, cash equivalents and restricted cash to the condensed consolidated balance sheets
Cash and cash equivalents	$161,983	$168,747	$161,983	$168,747
Restricted cash	10,000	10,000	10,000	10,000
Total cash, cash equivalents and restricted cash	$171,983	$178,747	$171,983	$178,747

PROS Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share data)
(Unaudited)
We use these non-GAAP financial measures to assist in the management of the Company because we believe that this information provides a more consistent and complete understanding of the underlying results and trends of the ongoing business due to the uniqueness of these charges.
See breakdown of the reconciling line items on page 11.

	Three Months Ended December 31,		Quarter over Quarter	Year Ended December 31,		Year over Year
	2024	2023	% change	2024	2023	% change
GAAP gross profit	$57,590	$48,748	18%	$217,043	$188,395	15%
Non-GAAP adjustments:
Amortization of acquisition-related intangibles	629	953		3,273	4,632
Severance	—	—		—	749
Share-based compensation	1,180	1,073		4,576	3,923
Non-GAAP gross profit	$59,399	$50,774	17%	$224,892	$197,699	14%

Non-GAAP gross margin	69.9%	65.5%		68.1%	65.1%

GAAP loss from operations	$(1,567)	$(10,609)	(85)%	$(19,022)	$(50,602)	(62)%
Non-GAAP adjustments:
Amortization of acquisition-related intangibles	953	1,301		4,628	6,173
Severance	—	—		—	3,586
Share-based compensation	10,535	10,768		40,754	42,357
Total non-GAAP adjustments	11,488	12,069		45,382	52,116
Non-GAAP income from operations	$9,921	$1,460	580%	$26,360	$1,514	1,641%

Non-GAAP income from operations % of total revenue	11.7%	1.9%		8.0%	0.5%

GAAP net loss	$(1,967)	$(10,195)	(81)%	$(20,475)	$(56,354)	(64)%
Non-GAAP adjustments:
Total non-GAAP adjustments affecting loss from operations	11,488	12,069		45,382	52,116
Amortization of debt premium and issuance costs	(377)	(303)		(1,482)	737
(Gain) loss on equity investments, net	—	(828)		—	(828)
Loss on derivatives	—	146		—	4,489
Loss on debt extinguishment	—	—		—	1,779
Tax impact related to non-GAAP adjustments	(1,685)	164		(4,129)	301
Non-GAAP net income	$7,459	$1,053	608%	$19,296	$2,240	761%

Non-GAAP earnings per share	$0.16	$0.02		$0.41	$0.05

Shares used in computing non-GAAP earnings per share	47,534	47,786		47,579	47,139

PROS Holdings, Inc.
Supplemental Schedule of Non-GAAP Financial Measures
Increase (Decrease) in GAAP Amounts Reported
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Cost of Subscription Items
Amortization of acquisition-related intangibles	629	953	3,273	4,632
Severance	—	—	—	125
Share-based compensation	239	208	920	703
Total cost of subscription items	$868	$1,161	$4,193	$5,460

Cost of Maintenance Items
Severance	—	—	—	307
Share-based compensation	102	93	433	364
Total cost of maintenance items	$102	$93	$433	$671

Cost of Services Items
Severance	—	—	—	317
Share-based compensation	839	772	3,223	2,856
Total cost of services items	$839	$772	$3,223	$3,173

Sales and Marketing Items
Amortization of acquisition-related intangibles	324	348	1,355	1,541
Severance	—	—	—	1,595
Share-based compensation	2,469	2,811	9,209	11,834
Total sales and marketing items	$2,793	$3,159	$10,564	$14,970

Research and Development Items
Severance	—	—	—	1,008
Share-based compensation	2,256	2,684	8,799	10,524
Total research and development items	$2,256	$2,684	$8,799	$11,532

General and Administrative Items
Severance	—	—	—	234
Share-based compensation	4,630	4,200	18,170	16,076
Total general and administrative items	$4,630	$4,200	$18,170	$16,310

PROS Holdings, Inc.
Supplemental Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Adjusted EBITDA
GAAP Loss from Operations	$(1,567)	$(10,609)	$(19,022)	$(50,602)
Amortization of acquisition-related intangibles	953	1,301	4,628	6,173
Severance	—	—	—	3,586
Share-based compensation	10,535	10,768	40,754	42,357
Depreciation and other amortization	979	1,105	3,675	4,534
Capitalized internal-use software development costs	—	(48)	(58)	(48)
Adjusted EBITDA	$10,900	$2,517	$29,977	$6,000

Net Cash Provided by Operating Activities	$24,013	$13,844	$27,383	$9,877
Severance	—	211	—	4,081
Purchase of property and equipment	(497)	(375)	(1,166)	(2,543)
Capitalized internal-use software development costs	—	(48)	(58)	(48)
Free Cash Flow	$23,516	$13,632	$26,159	$11,367

Guidance
	Q1 2025 Guidance		Full Year 2025 Guidance
	Low	High	Low	High
Adjusted EBITDA
GAAP Loss from Operations	$(5,400)	$(4,400)	$(13,300)	$(11,300)
Amortization of acquisition-related intangibles	1,000	1,000	3,700	3,700
Share-based compensation	11,000	11,000	48,000	48,000
Depreciation and other amortization	900	900	3,600	3,600
Adjusted EBITDA	$7,500	$8,500	$42,000	$44,000

PROS Holdings, Inc.
Supplemental Reconciliation of GAAP to Non-GAAP Financial Measures (Continued)
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Quarter over Quarter	Year Ended December 31,		Year over Year
	2024	2023	% change	2024	2023	% change
GAAP subscription gross profit	$55,026	$46,214	19%	$208,390	$176,812	18%
Non-GAAP adjustments:
Amortization of acquisition-related intangibles	629	953		3,273	4,632
Severance	—	—		—	125
Share-based compensation	239	208		920	703
Non-GAAP subscription gross profit	$55,894	$47,375	18%	$212,583	$182,272	17%

Non-GAAP subscription gross margin	80.7%	78.0%		79.8%	77.9%